STAGECOACH FUNDS, INC.
                      Registration Nos. 33-42927; 811-6419

                             CERTIFICATE PURSUANT TO
                              17 C.F.R. 230.497(j)


         The undersigned hereby certifies on behalf of Stagecoach Funds, Inc. (the "Company") that the Prospectuses and related Statements of Additional Information describing the Class A, Class B and Class C shares, as applicable, of the Company's Arizona Tax-Free Fund, Asset Allocation Fund, Balanced Fund, California Tax-Free Bond Fund, California Tax-Free Income Fund, California Tax-Free Money Market Mutual Fund, Diversified Equity Income Fund, Equity Index Fund, Equity Value Fund, Government Money Market Mutual Fund, Growth Fund, Index Allocation Fund, Intermediate Bond Fund, International Equity Fund, Money Market Mutual Fund, National Tax-Free Fund, National Tax-Free Money Market Mutual Fund, Oregon Tax-Free Fund, Short-Intermediate U.S. Government Income Fund, Short-Term Government-Corporate Income Fund, Short-Term Municipal Income Fund, Small Cap Fund, Strategic Growth Fund, Treasury Money Market Mutual Fund, U.S. Government Allocation Fund, U.S. Government Income Fund, and Variable Rate Government Fund, that would have been filed pursuant to 17 C.F.R. 230.497(c) do not differ from the Prospectuses and Statements of Additional Information contained in Post-Effective Amendment No. 37 to the Company's Registration Statement on Form N-1A, the text of which was filed on December 15, 1997.

         IN WITNESS WHEREOF, the Company has caused this certificate to be executed and witnessed in its name and on its behalf by the undersigned on the 23rd day of December, 1997.


Witness:                                STAGECOACH FUNDS, INC.


By:  /s/Ann Bonsteel                    By:  /s/Richard H. Blank, Jr.

Name:Ann Bonsteel                            Richard H. Blank, Jr.
Title:  Assistant Secretary                  Chief Operating Officer,
                                             Secretary and Treasurer